TRUSTEES
SAMUEL A. LIEBER
LAURENCE B. ASHKIN
H. GUY LEIBLER

INVESTMENT ADVISER                                             [ALPINE LOGO]
ALPINE MANAGEMENT AND RESEARCH, LLC                               REALTY
122 EAST 42ND STREET, 37TH FLOOR                              INCOME & GROWTH
NEW YORK, NY 10168                                                 FUND

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
801 PENNSYLVANIA
KANSAS CITY, MO 64105

ADMINISTRATOR AND TRANSFER AGENT
BISYS FUND SERVICES OHIO, INC.
3435 STELZER ROAD
COLUMBUS, OH 43219

ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
100 EAST BROAD STREET
COLUMBUS, OH 43215

LEGAL COUNSEL
SCHULTE ROTH & ZABEL LLP
900 THIRD AVENUE
NEW YORK, NY 10022

DISTRIBUTOR
BISYS FUND SERVICES L.P.
3435 STELZER ROAD
COLUMBUS, OH 43219

                                                  ------------------------------
     ALPINE REALTY INCOME & GROWTH FUND           SEMI-ANNUAL REPORT
      122 East 42nd Street, 37th floor            April 30, 2001
              New York, NY 10168
                (212) 687-5588                    This material must be preceded
                                                  or accompanied by a current
                                                  prospectus.
(6/01)

                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 2

                       Schedule of Portfolio Investments
                                     PAGE 9

                      Statement of Assets and Liabilities
                                    PAGE 10

                            Statement of Operations
                                    PAGE 11

                      Statements of Changes in Net Assets
                                    PAGE 12

                         Notes to Financial Statements
                                    PAGE 13

                              Financial Highlights
                                    PAGE 19

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                                       -1-

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

Value of a $10,000 Investment [GRAPH]

                                                               ALPINE REALTY INCOME & GROWTH
                                                                        FUND CLASS Y                MORGAN STANLEY REIT INDEX
                                                               -----------------------------        -------------------------
12/29/98                                                                   10000                              10000
12/31/98                                                                   10170                              10162
4/30/99                                                                    11066                              10609
10/31/99                                                                   10314                               9549
4/30/00                                                                    11905                              10626
10/31/00                                                                   12967                              11287
4/30/01                                                                    14416                              12525

Past performance is not predictive of future results. Investment return and principal value of the Alpine Realty Income & Growth will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain advisory fees and reimbursements. Without the waiver or reimbursement of fees, total return would have been lower.

The Morgan Stanley REIT Index is a total-return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. An investor can not invest directly in an index.

                         COMPARATIVE TOTAL RETURNS AS OF 4/30/01
                                                                                  SINCE
                                                        6 MONTHS(a)   1 YEAR   INCEPTION+
------------------------------------------------------------------------------------------
Alpine Class Y                                            11.18%      21.09%     16.96%
Alpine Class B (5.00%)*                                    5.70%      14.88%     15.01%
------------------------------------------------------------------------------------------
Morgan Stanley REIT Index                                 10.97%      17.86%     10.11%

    * REPRESENTS MAXIMUM REDEMPTION FEE.

+ Class Y shares commenced December 29, 1998. Performance for Class B shares for the period prior to its inception on February 18, 1999, represents performance for Class Y shares. Class B shares are subject to distribution and service fees, which had they been included in the prior period, performance would have been lower.

(a) Not annualized.

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                                       -2-

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present the Alpine Realty Income & Growth Fund's (the "Fund") Semi-Annual report for the six months ended April 30, 2001. The net asset value of the Fund's Class Y shares on that date was $12.29, up from $11.43 at the beginning of the period. In addition, the Fund made two quarterly distributions to shareholders of $.215 on December 26, 2000 and $.20 on March 27, 2001 which in combination with the increase in net asset value produced a total return to shareholders of 11.18% during the six month period ended April 30, 2001.

FUND COMPARATIVE PERFORMANCE

     During the six and twelve month periods that ended April 30, 2001, the Fund's Class Y shares' respective total returns of 11.18% and 21.09% outpaced both the 9.02% and 18.26% average returns of the funds tracked by Lipper Analytical Services, Inc. ("Lipper") within Lipper's Real Estate funds category(1) as well as the 10.97% and 17.86% returns of the fund's primary benchmark, the Morgan Stanley REIT Index (the "RMS Index")(2). The last six months proved to be the most challenging period to outperform the benchmark since the Fund's inception date of December 29, 1998. Indeed, over this timeframe 125 of the 151 real estate funds tracked by Lipper underperformed the RMS Index.

     Over the measurement period closest to its inception, December 31,1998 through April 30, 2001, the Fund achieved a total return of 16.13% on an annualized basis, which compares very favorably to the 9.02% average of the funds tracked by Lipper and the 9.38% return of the RMS. Such performance ranked #3 among the 124 funds tracked by Lipper(3) over that period. With a cumulative return of 41.75%, the Fund produced $4,175 of value above an initial investment of $10,000 on December 31, 1998, nearly twice the $2,231 produced by the "average" fund in Lipper's category.

REIT RELATIVE PERFORMANCE

     Real estate securities handily outperformed other equities during the six months ended April 30, 2001. Such outperformance represents a continuation of a trend that commenced in March 2000 when sentiment in the equities markets clearly shifted from a myopic focus on potential revenue growth to a more traditional appetite for underlying business values and visible near term cash flow. Real estate securities, with comparatively more stable earnings streams that are often supported by long term lease contracts, benefited greatly. Over the period, the Morgan Stanley REIT Index climbed to an all-time high of 372.65 on April 30, 2001 while both the S&P 500 ("S&P")(4)

---------------

(1) Lipper Real Estate Fund Average is an average of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

(2) The Morgan Stanley REIT Index (the "RMS Index") is a total return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994. An investor cannot invest directly in an index.

(3) For the 1 year ending 04/30/01, the Fund ranked #21 in terms of total returns to shareholders out of 148 real estate funds. Lipper ranking is based on total return and does not reflect a sales charge.

(4) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the board domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

and NASDAQ Composite ("NASDAQ") Indices(5) fell to near term lows on April 4, 2001 before staging sharp rebounds during the remainder of April. Despite those comebacks, the S&P and NASDAQ returns were -12.07% and -37.1% respectively for the six months, significantly lagging the Fund's and the RMS Index's double digit total returns.

     We believe the fact that the RMS Index continued its upward trajectory from April 4, 2001 while the S&P and NASDAQ rebounded so strongly is indicative of the portfolio appeal of real estate securities reaching a broader base of the investment community. Whereas the powerful rise in the RMS Index during 2000 was in part due to investors seeking a safe haven from the negative attributes of other equities, a wider group of investors seems to be recognizing the positive characteristics of REITs(6). In the face of slowing economic growth and downward earnings revisions in many other sectors, the real estate sector's average consensus earnings growth projections of approximately 8% per annum for 2000-2002 and current dividend yield of 7.2% at April 30, 2001 look attractive, particularly when supported by healthy underlying real estate fundamentals.

     Despite a significant and rapid slowdown in Gross Domestic Product (GDP) growth, real estate market fundamentals have in general remained stable, though significantly less robust than during 1999 and 2000. While demand for space across the office, apartment, and hotel sectors has undeniably been impacted by slowing business expansion and job formation, real estate performance metrics such as occupancies and operating margins remain at historically strong levels. Capital markets discipline has kept new supply in check during this cycle and as a result the risk to most property investors from this downturn is more benign than during previous real estate cycles. Today, the stock market is concerned by increases in sublet space, not the demise of unoccupied new buildings. Decreases in apartment rents of up to 5% in some markets are concerns but less impactful following two successive years of 10%+ growth rates.

     Increased investor awareness of the comparatively stable performance of commercial real estate during the current downturn has increased fund flows into the sector. Investors appear to have been initially motivated during 2000 by the predictability of REIT earnings and then during 2001 by attractive current yields. Indeed, the characteristics of the best performing stocks in the sector during the first two months of the fiscal period differ markedly from those with the highest returns during the last four months of the fiscal period, evidencing a shifting focus from growth to income.

     During the first two months of the fiscal period, November through December 2000, the RMS Index returned 8.98%, led in general by larger capitalization companies and entities with superior earnings prospects. The top quartile REIT performers accounted for nearly 35% of the weighting in the index and averaged $1.44 billion in market capitalization. Three of the five top performing REIT names were Host Marriott Corp., General Growth Properties Trust, and Equity Residential Properties Trust, all larger capitalization stocks with broad institutional and retail followings. Clearly, the RMS Index's strong rise during the period was in part due to investors rotating into the more liquid, "safe" names, a continuation of the trend that commenced in March 2000.

---------------

(5) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap Stocks. An investor cannot invest directly in an index.

(6) REIT Disclosure: Investment in the Fund is subject to the risk related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to whether changes in the value of their investments.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

               GEOGRAPHICAL DISTRIBUTION*
                     [GEOGRAPHICAL                                            SECTOR DISTRIBUTION*
                    DISTRIBUTION PIE                                          [SECTOR DISTRIBUTION
                         GRAPH]                                                    PIE GRAPH]
Mountain States                                      3.7%   Mortgage/Finance                                     8.9%
Central Plains                                       2.9%   Office/Industrial                                   26.3%
Midwest                                              9.9%   Diversified                                         13.3%
International                                        1.4%   Lodging                                             16.3%
New England                                          5.7%   Retail                                              18.7%
Mid Atlantic                                        21.4%   Apartment                                           15.2%
South East                                          17.2%   Health Care                                          1.3%
South                                                9.4%
Pacific Southwest                                   24.6%
Pacific Northwest                                    3.8%

     The second four months of the fiscal period, January through April 2001, proved to be a different story as the economy decelerated rapidly and the robust growth of telecommunication and technology companies collapsed further. Investors flocked into smaller capitalization REIT names offering high dividend yields, subsequent to the Federal Reserve's (the "Fed") surprise 50 basis point rate cut on January 3, 2001. This trend continued through three additional 50 basis point decreases, as the Fed sought to reinvigorate capital investment and consumer spending. Against a backdrop of economic decline of unknown depth and duration, investors bought previously out-of-favor REITs who despite lackluster earnings growth prospects provided exceptionally high dividend yields and minimal perceived pricing risk. In contrast to 2000, the top quartile REIT performers during this four month timeframe averaged $492 million in market capitalization, accounting for less than 12% of the RMS Index's weighting, and offered dividend yields in excess of 10%. The best performing stocks were a predominance of net lease and retail companies, including Entertainment Properties Trust, JP Realty, Crown American Realty Trust, and Glimcher Realty Trust. The weakest performing stocks were companies believed to have the greatest potential earnings risk due to their exposure to the Northern California markets' double threat of a collapsing technology dependent economy and a dramatic energy crisis. These companies included the apartment REITs, Essex Property Trust and BRE Properties, and the office companies, Equity Office Properties and Boston Properties, all of which produced total returns in excess of 40% in 2000 but in 2001 have seen their stocks underperform with negative returns because of their large investment in the San Francisco Bay Area.
     Over the full six month reporting period from October 31, 2000 through April 30, 2001, the best performing sectors of the RMS Index were Outlet Centers (+35%), Self-Storage (+24.7%), Regional Malls (+22.6%), Net Lease Companies (+22.5%), and Hotels (+21.7%). The weakest total returns occurred in Mixed Office/ Industrial (+5%), Industrial (+6.5%), and Office (+9.3%) reflecting concerns of decelerating earnings growth for these asset types in the midst of a slowing economy and following several years of robust rent growth and occupancy gains.

PORTFOLIO COMPOSITION AND PERFORMANCE*
     The Fund has continued to target individual companies with solid business prospects and attractive income characteristics. In general, our largest new acquisitions have and continue to be focused on companies where in our view

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

undervaluation by the market due to sector concerns or recent term performance issues provides opportunity. An example of this strategy is the Fund's top holding, Chelsea Property Group, a dominant player in an out of favor sector, the outlet mall group. Chelsea's valuation was inappropriately impacted by association with other weaker outlet players despite Chelsea's leading return on investment metrics and sound balance sheet. Consistently strong performance can not be ignored for long by the market and Chelsea has more than separated itself from its peers, achieving a 41.1% total return over the period.

     Additionally, the Fund has maintained its focus on the Northern and Southern California, Boston, New York, and Washington, D.C. metropolitan markets which we believe provide the best long term supply and demand fundamentals that ultimately provide property owners with the best pricing power in good times and downside protection in weaker periods. However, the Fund's and the RMS Index's total returns were tempered over the period by the relative underperformance of office owning companies with significant California exposure such as Equity Office Properties Trust ("EOP"), Spieker Properties Trust ("SPK"), Mission West Properties, Inc. ("MSW"), and PS Business Parks, Inc. ("PSB") as the market reacted to significant slowdowns in the technology economy and the energy crisis. Keeping such underperformance in perspective and highlighting the relative stability of these companies' revenues, the above companies respective returns were -2.3% for EOP, -1.24% for MSW, +2.38% for SPK, and 3.82% for PSB, despite concerns that near term rents had peaked.

     The Fund's most significant sector shifts during the period were a decrease in investment in hotel companies from 21.4% to 16.7% and an increase in investment in finance companies from 4.3% to 8.9%. The Fund sold its positions in FelCor Lodging Trust, Inc., LaSalle Hotel Properties, and RFS Hotel Investors, Inc. and decreased its positions in Starwood Hotels & Resorts Worldwide, Inc., Host Marriott Corp., and Innkeepers USA Trust while increasing its positions in MeriStar Hospitality Corp. ("MHX") and MeriStar Hotels and Resorts, Inc. at compelling valuations. Our increased shares in MeriStar Hospitality were purchased at $19.10 representing a 4.6X multiple on current year Funds From Operations (FFO) and a 10.56% yield. Subsequent to the period end on May 11, 2001, FelCor Lodging Trust announced its acquisition of MHX at a valuation at the time of announcement of $21.93 per share. Overall, however, as discussed in our October 2000 report, our concerns of the impact of a slowing economy on the economically sensitive lodging industry led us to take a more cautious portfolio allocation to the group and to reduce our total positions. We expect lodging stocks to be under pressure in the short term due to declining revenue trends. However, we expect them to perform well coming out of the downturn as investors focus on the sector's low levels of new


TOP 10 HOLDINGS* AS OF 04/30/01



       1.  Chelsea Property Group, Inc.              4.39%       6.  Anthracite Capital, Inc.                  3.21%

       2.  Vornado Realty Trust                      3.87%       7.  Duke Realty Investments, Inc.             3.14%

       3.  Meristar Hospitality Corp.                3.49%       8.  iStar Financial Corp.                     3.10%

       4.  Pacific Gulf Properties, Inc.             3.36%       9.  Roberts Realty Investors, Inc.            3.09%

       5.  Apartment Investment & Management Co.     3.32%      10.  CBL & Associates Properties, Inc.         3.07%

                 Percentages based on net assets.

* Portfolio holdings are subject to change. Past performance is no guarantee of future results.


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                                       -6-

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

supply and improving demand attributes and would likely add to our positions opportunistically.

     The Fund increased its holdings in the finance REIT sector by growing our positions in both iStar Financial, Inc. ("SFI") and Anthracite Capital, Inc. ("AHR"). In our view, these companies have the best management teams and business platforms in the Commercial Mortgage/Specialty Finance REIT sector but were undervalued at the end of 2000 by the market still painting them with the same broad brush left over from the demise of many poorly financed Mortgage REITs during the late 1998 collapse of the financial markets. SFI is a specialty finance company focused on structured, non-commoditized finance solutions with strengths in mezzanine, structured mortgage, and lease financing. SFI trades at a significant discount to a peer group of non-REIT finance companies despite strong credit statistics and management's track record of success. AHR similarly focuses on complex transactions which generate significantly higher margins than more commodity-like financial products. As the Federal Reserve cut rates beginning in January, market attention focused on financial stocks and SFI and AHR received renewed awareness and were two of the Fund's top performers, respectively delivering 32.3% and 45.8% total returns to the market respectively. We increased our investment in AHR by threefold during the period, aggregating shares in December, 2000 at $7.32 when the shares yielded an eye-popping 16.4% yield. Subsequently, AHR completed two follow-on offerings raising equity at $8.75 per share in February and $9.75 in May.

     Other significant modifications to the portfolio during the period included acquisitions of common shares in Developers Diversified Realty Corp. ("DDR") and preferred shares in Meditrust Corp. ("MT") and disposition of our holdings in Regus Business Centers ("REGS") which at the time of our last report was one of the Fund's top ten holdings. DDR is an owner and developer of shopping centers. We added DDR to the Fund when the company was trading at a significant discount to its peers despite above average earnings growth prospects of 8%-9% and an attractive yield of 9.87%. Market concerns regarding its investment in another public company, American Industrial Properties ("IND") and its exposure to short term variable rate debt depressed the stock's performance. The company's success at gaining control and commencing liquidation of the IND portfolio as well as improving its balance sheet have been recent catalysts for continued improvement to its valuation. Meditrust is an even more significant example of a corporate turnaround. Originally, a healthcare REIT, prior management incurred excessive debt levels in acquiring a racetrack, a golf course operator, and a hotel chain, in addition to numerous problematic nursing home assets. The new management team's success at selling off all its non-hotel assets to pay down debt and focus on a single core business, its La Quinta Inns business, has significantly improved the credit aspects of its preferred shares which the Fund purchased at a 12.84% yield and achieved a 17.5% total return during the period. Finally, we sold our investment in Regus Business Centers at a 33.4% gain as we became concerned about the rapid softening in demand for this entity's temporary office offerings from a previously robust source of demand, emerging technology and telecom companies.

OUTLOOK

     As discussed in our last report, the trajectory of the economy and the resultant impact on demand remain the most significant issues for the performance of real estate securities over the near term. Real estate markets in general were in extraordinarily good shape as the economy began to falter in 2000. Low vacancies, strong operating margins, and limited new construction were the starting points for property owners as they entered into the slowdown. As a result, property owners are not only in terrific positions to weather a relatively short downturn in the economy but in many

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

instances will be able to show continued revenue growth by rolling existing leases to "market" levels even where market rents have suffered recent declines. Meanwhile, occupancies may soften slightly, but only from historically high levels.

     The potential for continued revenue growth in the near term is, however, dependent upon the duration and depth of the current slowdown in the economy. A prolonged slowdown with GDP growth deteriorating further would have deeper demand implications. Office and industrial space users would reassess their needs, slower business travel would impact hotel profitability, and the individual consumer's confidence to spend on both retail and residential uses would be tempered.

     However, it is our view that the economy should show signs of recovery by the fourth quarter of 2001 with improvements in GDP growth occurring in early 2002 as a result of the Fed's actions and recently enacted tax relief. Under a scenario of 1%-2% GDP growth for the remainder of the year, we would expect additional negative earnings revisions for the S&P 500 in contrast to 2001 REIT earnings experiencing minimal impact from the slowdown. While contrary to Street consensus, we do not see an acceleration in REIT earnings in 2002, we believe 7%-8% annual growth over the two year period combined with an attractive 7% plus current yield will continue to look relatively compelling to investors.

     Additionally, we believe that the bifurcated performance of larger capitalization, higher growth companies versus smaller capitalization, higher yielding companies that occurred during the recent period will abate. While we expect investors will continue to chase yield as the Federal Reserve seeks to stimulate the economy with further rate cuts, the relative differential of price/earnings multiples between some of the higher yielding REIT companies and their higher quality REIT brethren has narrowed significantly. As the remainder of the year unfolds, we believe the best performing stocks will belong to those companies with the highest returns on invested capital, assets in markets with the soundest supply and demand fundamentals, the best access to capital, and strongest ability to attain internal operating efficiencies. We will continue to target such companies at reasonable values while searching for opportunities in potential turnarounds and in out of favor sectors.

     We appreciate your support and look forward to updating you in our next report.

Sincerely,

/s/ Samuel A. Lieber                       /s/ Robert W. Gadsen
Samuel A. Lieber                           Robert W. Gadsden
Co-Portfolio Manager                       Co-Portfolio Manager
---------------

* Portfolio holdings and composition are subject to change.

Past performance is no guarantee for future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

BISYS Fund Services distributes the Alpine Realty Income & Growth Fund.

For more complete information on the Alpine Realty Income & Growth Fund, including fees, expenses and sales charges please call 1-877-945-3863 for a free prospectus. Please read the prospectus carefully before investing or sending money.

The views expressed in this report reflect those of the investment adviser only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other condition.
--------------------------------------------------------------------------------

ALPINE REALTY INCOME & GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2001
                                  (UNAUDITED)

SHARES OR
PRINCIPAL               SECURITY                MARKET
 AMOUNT               DESCRIPTION               VALUE
---------   --------------------------------  ----------
 COMMON STOCKS -- (4.9%)
Lodging -- (4.9%)
  125,000   MeriStar Hotels & Resorts, Inc.
              (b)...........................  $  212,500
    5,000   Starwood Hotels & Resorts
              Worldwide, Inc................     180,450
                                              ----------
            Total Common Stocks.............     392,950
                                              ----------
REAL ESTATE INVESTMENT TRUSTS -- (81.5%)
Apartments -- (11.9%)
    6,000   Apartment Investment &
              Management Co.................     267,480
    4,000   Archstone Communities Trust.....     103,120
    6,000   BRE Properties, Class A.........     169,500
    3,300   Equity Residential Properties
              Trust.........................     173,217
   31,400   Roberts Realty Investors,
              Inc...........................     249,630
                                              ----------
                                                 962,947
                                              ----------
Diversified -- (9.5%)
   74,100   First Union Real Estate Equity &
              Mortgage Investments..........     181,545
   48,000   Pacific Gulf Properties, Inc....     270,720
    8,500   Vornado Realty Trust............     312,120
                                              ----------
                                                 764,385
                                              ----------
Health Care -- (1.2%)
    4,000   Healthcare Realty Trust, Inc....      96,000
                                              ----------
Hotels -- (10.4%)
    8,000   Hospitality Properties Trust....     210,800
   10,800   Host Marriott Corp..............     139,212
   18,100   Innkeepers USA Trust............     205,435
   14,000   MeriStar Hospitality Corp.......     281,400
                                              ----------
                                                 836,847
                                              ----------
Mortgage/Finance -- (6.3%)
   25,800   Anthracite Capital, Inc.........     258,774
   10,000   iStar Financial, Inc............     250,000
                                              ----------
                                                 508,774
                                              ----------
Office-Industrial Buildings -- (24.6%)
    6,100   Alexandria Real Estate Equities,
              Inc...........................     226,432
    2,100   AMB Property Corp...............      52,290
    4,000   Boston Properties, Inc..........     158,040
    6,000   Crescent Real Estate Equities,
              Inc...........................     142,740
   11,000   Duke-Weeks Realty Corp..........     253,440
    5,000   Equity Office Properties
              Trust.........................     142,750
    3,000   Liberty Property Trust..........      86,550
   11,800   Mission West Properties, Inc....     152,220
   10,200   ProLogis Trust..................     210,120
    5,300   PS Business Parks, Inc..........     141,616
    6,100   Reckson Associates Realty
              Corp..........................     143,411

SHARES OR
PRINCIPAL               SECURITY                MARKET
 AMOUNT               DESCRIPTION               VALUE
---------   --------------------------------  ----------
REAL ESTATE INVESTMENT TRUSTS, CONTINUED:
Office-Industrial Buildings, continued:
    2,200   Reckson Associates Realty Corp.,
              Class B.......................  $   55,000
    4,000   Spieker Properties, Inc.........     220,800
                                              ----------
                                               1,955,409
                                              ----------
Retail Centers -- (8.0%)
    3,600   Alexander's, Inc. (b)...........     219,744
   14,000   Developers Diversified Realty
              Corp..........................     211,680
   50,400   Philips International Realty
              Corp..........................     212,184
                                              ----------
                                                 643,608
                                              ----------
Shopping Malls -- (9.6%)
    9,000   CBL & Associates Properties,
              Inc...........................     247,950
    8,100   Chelsea Property Group, Inc.....     354,375
    6,500   Simon Property Group, Inc.......     172,055
                                              ----------
                                                 774,380
                                              ----------
            Total Real Estate Investment
              Trusts........................   6,572,350
                                              ----------
PREFERRED STOCK -- (7.4%)
Apartments -- (2.3%)
    7,100   Apartment Investment &
              Management Co., 9.00%, Series
              C.............................     163,300
    1,000   Associated Estates Realty,
              9.75%, Series A...............      22,000
                                              ----------
                                                 185,300
                                              ----------
Diversified -- (3.0%)
   12,100   Meditrust Corp., 9.00%, Series
              A.............................     242,000
                                              ----------
Mortgage/Finance -- (2.1%)
    8,000   CRIIMI MAE, Inc., 10.88%, Series
              B.............................     166,080
                                              ----------
            Total Preferred Stock...........     593,380
                                              ----------
REPURCHASE AGREEMENT -- (2.8%)
 $229,884   State Street Bank, 2.75%, dated
              04/30/01 due on 05/01/01,
              collateralized by US Treasury
              Bill, 0.00%, due 07/05/01 with
              a market value of $238,200....     229,884
                                              ----------
            Total Repurchase Agreement......     229,884
                                              ----------
            Total Investments
              (Cost $6,992,405) (a) ...96.6%   7,788,564
            Other assets in excess of
              liabilities  .........    3.4%     277,761
                                        ----  ----------
            TOTAL NET ASSETS .......  100.0%  $8,066,325
                                      ======  ==========

---------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value of net unrealized appreciation of securities as follows:


         Unrealized appreciation.....................    $ 977,701

         Unrealized depreciation.....................     (181,542)
                                                         ---------

         Net unrealized appreciation.................    $ 796,159
                                                         =========

(b) Non-income producing securities.
                       See notes to financial statements.
--------------------------------------------------------------------------------

ALPINE REALTY INCOME & GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2001
                                  (UNAUDITED)

ASSETS:
  Investments, at value (cost $6,762,521)...................  $7,558,680
  Repurchase agreements, at value (cost $229,884)...........     229,884
  Interest and dividends receivable.........................       8,918
  Receivable for investment securities sold.................     382,037
  Receivable from investment advisor........................       8,194
  Prepaid expenses and other assets.........................      17,242
                                                              ----------
     Total assets...........................................   8,204,955
                                                              ----------
LIABILITIES:
  Payable for investment securities purchased...............      99,564
  Accrued expenses and other liabilities:
     Administration fees....................................       6,835
     Distribution fees......................................           4
     Other..................................................      32,227
                                                              ----------
     Total liabilities......................................     138,630
                                                              ----------
NET ASSETS..................................................  $8,066,325
                                                              ==========
NET ASSETS REPRESENTED BY
  Shares of beneficial interest, at par value...............  $       66
  Additional paid-in-capital................................   7,014,992
  Distribution in excess of net investment income...........     (49,838)
  Accumulated net realized gains from investment
     transactions...........................................     304,946
  Net unrealized appreciation from investment
     transactions...........................................     796,159
                                                              ----------
     TOTAL NET ASSETS.......................................  $8,066,325
                                                              ==========
NET ASSET VALUE
  Class B Shares*
     Net assets of $5,537.95 / 450.542 shares outstanding...  $    12.29
                                                              ==========
  Class Y Shares
     Net assets of $8,060,786.95 / 655,990.567 shares
      outstanding...........................................  $    12.29
                                                              ==========

---------------

* Redemption price per share varies based on length of time shares are held (Note 5)

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 2001
                                  (UNAUDITED)

INVESTMENT INCOME:
  Interest..................................................  $    347
  Dividends (net of foreign withholding taxes of $158)......   272,743
                                                              --------
     Total income.....................................................   $273,090
                                                                         --------
EXPENSES:
  Investment advisory fees..................................  $ 38,538
  Administration fees.......................................    15,862
  Distribution fees -- Class B..............................        20
  Shareholder servicing fee -- Class A......................        16
  Shareholder servicing fee -- Class B......................         7
  Custodian fees............................................     3,972
  Fund accounting fees......................................     1,537
  Interest expense from line of credit......................     9,035
  Legal fees................................................     1,894
  Audit fees................................................    12,804
  Registration and filing fees..............................    11,418
  Transfer agent fees.......................................     1,312
  Trustees' fees and expenses...............................     1,232
  Printing costs............................................    11,221
  Other.....................................................     2,234
                                                              --------
Total expenses before voluntary fee reductions..............              111,102
                                                                         --------
  Expenses waived/reimbursed by investment advisor..........              (45,536)
                                                                         --------
       Net expenses.........................................               65,566
                                                                         --------
Net investment income.......................................              207,524
                                                                         --------
REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain from investment transactions......................    304,946
  Net change in unrealized appreciation on investments................    294,714
                                                                         --------
Net realized/unrealized gains from investments........................    599,660
                                                                         --------
Change in net assets resulting from operations........................   $807,184
                                                                         ========

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               APRIL 30, 2001    OCTOBER 31, 2000
                                                              ----------------   ----------------
                                                                (UNAUDITED)
OPERATIONS:
  Net investment income.....................................     $  207,524         $  336,702
  Net realized gain/(loss) from investments transactions....        304,946             44,409
  Net change in unrealized appreciation on investments......        294,714            765,081
                                                                 ----------         ----------
  Change in net assets resulting from operations............        807,184          1,146,192
                                                                 ----------         ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to Class A shareholders:
     From net investment income.............................           (533)              (144)
     From net realized gain on investment transactions......             --                 (1)
     Tax Return of Capital..................................             --                 (4)
  Distributions to Class B shareholders:
     From net investment income.............................           (160)               (94)
     From net realized gain on investment transactions......             --                 (1)
     Tax Return of Capital..................................             --                 (2)
  Distributions to Class Y shareholders:
     From net investment income.............................       (256,669)          (430,989)
     From net realized gain on investment transactions......             --             (4,383)
     Tax Return of Capital..................................             --            (11,011)
                                                                 ----------         ----------
  Change in net assets resulting from distributions to
     shareholders...........................................       (257,362)          (446,629)
                                                                 ----------         ----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from shares sold.................................        122,927          2,710,523
  Proceeds from shares isssued in connection with exchange
     from Class A...........................................         17,063                 --
  Dividends reinvested......................................        154,706            267,954
  Cost of shares redeemed in connection with exchange to
     Class Y................................................        (17,063)                --
  Cost of shares redeemed...................................        (33,458)          (249,231)
                                                                 ----------         ----------
  Change in net assets from shares of beneficial interest
     transactions...........................................        244,175          2,729,246
                                                                 ----------         ----------
       Total change in net assets...........................        793,997          3,428,809
                                                                 ----------         ----------
NET ASSETS:
  Beginning of period.......................................      7,272,328          3,843,519
                                                                 ----------         ----------
  End of period.............................................     $8,066,325         $7,272,328
                                                                 ==========         ==========

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2001
                                  (UNAUDITED)

1.   ORGANIZATION:

     Alpine Equity Trust (the "Trust") is a Massachusetts business trust organized in 1988, and is registered under the Investment Company Act of 1940, as amended, ("the 1940 Act"), as an open-end investment company. Alpine Realty Income & Growth Fund (the "Fund") is a separate, non-diversified series of the Trust.

     As of April 30, 2001, the Fund is authorized to issue two classes of shares: Class Y shares and Class B shares. Class Y shares are offered on a continuous basis and are sold at net asset value. Class Y shares are not subject to a contingent deferred sale charge (CDSC) on redemption and do not pay ongoing distribution fees. Class B shares are not available for sale, except that any dividends and other distributions declared for Class B shares may be reinvested for additional Class B shares. Class B shares are sold at net asset value and are subject to ongoing distribution fees. Class B shares are subject to a CDSC on redemption which varies based on the length of time the shares are held; no such charge is applicable after the sixth full year of ownership. Class B shares issued on or after January 1, 1997 automatically convert to Class Y shares seven years after the original date of issuance. Class A shares, previously authorized for issuance by the Fund, were terminated March 31, 2001.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities for which the primary market is on a domestic or foreign exchange as well as over-the-counter securities admitted for to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. The custodian holds securities pledged as collateral for repurchase agreements on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                 APRIL 30, 2001
                                  (UNAUDITED)

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the earliest date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D. SHORT SALE TRANSACTIONS:

     The Fund is authorized to engage in short selling. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. Upon receipt of the proceeds under a short sale transaction, the Fund records a corresponding liability which reflects its obligation to purchase securities to cover the short position at a future date. The amount of the security sold short is subsequently marked-to-market to reflect the current liability under the short position. The Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in the value between those dates. The Fund is also at risk of incurring dividend expense if the security that has been sold short declares a dividend. The Fund must pay the dividend to the lender of the security while the borrowing is outstanding.

     All short sales must be fully collateralized. Accordingly, the Fund maintains cash with the brokers that have effected the short sales and collateral in a segregated account consisting of cash and/or liquid securities in an aggregate amount sufficient to collateralize its obligations on the short positions. As of April 30, 2001, there were no outstanding positions of securities sold short.

     E. FINANCING AGREEMENT:

     The Trust entered into a secured committed revolving line of credit (the "Committed Line") with State Street Bank and Trust Company (the "Bank"). Under this agreement, the Bank provides a $5,000,000 Committed Line to be used by the Fund and other series of the Trust. Borrowings by the Fund under this agreement will incur interest at 0.50% per annum above the Bank's overnight federal funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the Committed Line, which will be allocated based upon average net assets among the series of the Trust, including the Fund. All portfolio assets may be held as collateral for borrowings by the Fund under the Committed Line. As of April 30, 2001 the Trust had no borrowing by the Fund under the Committed Line attributed to the Fund.

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                 APRIL 30, 2001
                                  (UNAUDITED)

     F. FEDERAL TAXES:

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required.

     G. DIVIDENDS AND DISTRIBUTIONS:

     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

     H. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the Fund's shares based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to distribution fee for Class B shares.

     I. FOREIGN SECURITIES AND FOREIGN EXCHANGE TRANSACTIONS:

     The Fund may invest up to 35% of the value of its total assets in foreign securities. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars, with the resultant exchange gains and losses recorded in the Statement of Operations, as follows:

           i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

          ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Realized and unrealized gains from foreign currency translation are not isolated for financial reporting purposes and are included with realized and unrealized gains and losses from securities transactions in the accompanying financial statements.

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                 APRIL 30, 2001
                                  (UNAUDITED)

     Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake the procedural steps required claiming the benefits of such treaties to the extent practicable.

     As of April 30, 2001, the Fund had no investments in foreign securities.

3.   CAPITAL SHARE TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                                    SIX MONTHS ENDED          YEAR ENDED
                                                     APRIL 30, 2001        OCTOBER 31, 2000
                                                   ------------------    ---------------------
                                                      (UNAUDITED)
                                                   SHARES     AMOUNT     SHARES       AMOUNT
                                                   ------    --------    -------    ----------

    CLASS A

      Shares sold................................     366    $  4,492        939    $   10,926

      Shares issued in reinvestment of
         dividends...............................      42         495         13           130

      Shares redeemed in connection with exchange
         to Class Y..............................  (1,464)    (17,063)        --            --
                                                   ------    --------    -------    ----------

      Net change.................................  (1,056)    (12,076)       952        11,056
                                                   ------    --------    -------    ----------

    CLASS B

      Shares sold................................      --          --        327         3,862

      Shares issued in reinvestment of
         dividends...............................      11         133          8            86
                                                   ------    --------    -------    ----------

      Net change.................................      11         133        335         3,948
                                                   ------    --------    -------    ----------

    CLASS Y

      Shares sold................................   9,567     118,435    246,834     2,695,735

      Shares issued in connection with exchange
         from Class A............................   1,464      17,063         --            --

      Shares issued in reinvestment of
         dividends...............................  12,945     154,078     25,429       267,738

      Shares redeemed............................  (2,729)    (33,458)   (25,345)     (249,231)
                                                   ------    --------    -------    ----------

      Net change.................................  21,247     256,118    246,918     2,714,242
                                                   ------    --------    -------    ----------

      Total net change...........................  20,202    $244,175    248,205    $2,729,246
                                                   ======    ========    =======    ==========

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $8,664,253 and $9,171,173 respectively, for the six months ending April 30, 2001.

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                 APRIL 30, 2001
                                  (UNAUDITED)

5.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research, LLC ("Alpine") provides investment advisory services to the Fund. Pursuant to the investment advisor's agreement with the Fund, Alpine is entitled to an annual fee based on the Fund's average daily net assets, in accordance with the following schedule:

First $750 million..........................................  1.00%
Next $250 million...........................................  0.90%
Over $1 billion.............................................  0.80%

     Fees may be voluntarily reduced or reimbursed by Alpine to assist the Fund in maintaining competitive expense ratios. Information regarding these transactions for the Fund is as follows for the six months ended April 30, 2001:

   ANNUAL FEE
BEFORE VOLUNTARY     VOLUNTARY        ADDITIONAL
 FEE REDUCTIONS    FEE REDUCTIONS   REIMBURSEMENTS
----------------   --------------   --------------

    $38,538           $38,538          $ 6,998

     BISYS Fund Services LP ("BISYS LP"), a wholly-owned subsidiary of The BISYS Group Inc. serves as distributor of the Fund's shares. The Fund has adopted a Distribution Plan for its Class B shares as allowed by Rule 12b-1 under the 1940 Act. The Distribution Plan permits the Fund to bear costs relating to the distribution of its shares. Under the Plan, the Fund makes payments to compensate BISYS LP for its services as distributor. Payments received by the distributor are used to compensate dealers who have sold Class B shares and who provide services to Class B shareholders. These costs consist primarily of commissions and service fees to broker-dealers who sell Class B shares of the Fund. Pursuant to the Distribution Plan, a service fee equal to 0.25% of the average daily net assets of the Class B Shares has been paid to dealers by the distributor. Class B shares also pay distribution fees equal to 0.75% of the average daily net assets of the Class A. A Distribution Plan applicable to Class A shares under which the Fund paid service fees equal to 0.25% of the average daily net assets of Class A shares was terminated on March 31, 2001, concurrent with termination of Class A shares. Distribution Plan fees are calculated daily and paid monthly.

     During the six months ended April 30, 2001, amounts paid to by BISYS LP pursuant to the Fund's Class B shares Distribution Plan was $16. During the five months period ended March 31, 2001, BISYS LP received $27 pursuant to the Class A Distribution Plan.

     The Distribution Plan may be terminated at any time by vote of the Trustees of the Trust who are not "interested persons" as defined by the 1940 Act of the Fund, or by vote of a majority of the outstanding voting shares of the respective class.

     Class B shares are subject to a CDSC on redemptions of shares made within six years of purchase. Further, Class B shares convert to Class Y shares on the 7th anniversary of original purchase. The

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                 APRIL 30, 2001
                                  (UNAUDITED)

     applicable CDSC is equal to a percentage of the lesser of the net asset value per share (NAV) at the date of the original purchase or at the date of redemption, according to the following chart:

YEAR OF REDEMPTION                                            CDSC
------------------                                            ----
First.......................................................   5%
Second......................................................   4
Third and Fourth............................................   3
Fifth.......................................................   2
Sixth.......................................................   1

     BISYS Fund Services Ohio, Inc. ("BISYS") is the Fund's administrator, fund accountant, transfer agent and dividend disbursing agent. In return for services as administrator, fund accountant, transfer agent, and dividend disbursing agent, BISYS LP and BISYS will earn a combined annual fee amounting to 0.23% of the Fund's average daily net assets subject to a minimum fee of $250,000 annually from the Trust. The shortfall in fees between those calculated based on the Fund's average daily net assets and the annual minimum amount is being reimbursed to the Fund voluntarily by Alpine.

     Officers of the Trust and Trustees affiliated with Alpine receive no compensation from the Fund.

6.   CONCENTRATION OF CREDIT RISK:

     The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

ALPINE REALTY INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS ENDED      YEAR ENDED          PERIOD ENDED
                                                 APRIL 30, 2001    OCTOBER 31, 2000   OCTOBER 31, 1999 (a)
                                                ----------------   ----------------   --------------------
                                                  (UNAUDITED)
CLASS B SHARES
NET ASSETS VALUE BEGINNING OF YEAR............       $11.44             $ 9.92               $9.99
                                                     ------             ------               -----
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income.......................         0.27               0.63                0.53(d)
  Net realized/unrealized gain/(loss) from
     investments transactions.................         0.94               1.69               (0.23)
                                                     ------             ------               -----
  Total from investment operations............         1.21               2.32                0.30
                                                     ------             ------               -----
LESS DISTRIBUTIONS:
  Net investment income.......................        (0.26)             (0.77)              (0.37)
  Distributions in excess of net investment
     income...................................        (0.10)                --                  --
  Net realized gains from investment
     transactions.............................           --              (0.01)                 --
  Tax return of capital.......................           --              (0.02)                 --
                                                     ------             ------               -----
  Total distributions.........................        (0.36)             (0.80)              (0.37)
                                                     ------             ------               -----
NET ASSET VALUE END OF YEAR...................       $12.29             $11.44               $9.92
                                                     ======             ======               =====
TOTAL RETURN (EXCLUDES REDEMPTION CHARGES)....        10.70%(b)          24.41%               2.92%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...........       $    6             $    5               $   1
  Ratio of expenses to average net assets.....         2.74%(c)           2.51%               2.48%(c)
  Ratio of net investment income to average
     net assets...............................         4.40%(c)           5.52%               6.94%(c)
  Ratio of expenses to average net assets*....         3.93%(c)           4.11%               5.18%(c)
  Ratio of interest expense to average net
     assets...................................         0.23%(c)           0.18%                N/A
  Portfolio Turnover (e)......................          109%               137%                159%

---------------

 * During the period, certain fees were voluntarily waived or reimbursed. If such voluntary fee waiver or reimbursement had not occurred, the ratios would have been as indicated.

(a) For the period from February 18, 1999 (commencement of class operations) to October 31, 1999.

(b) Not annualized.

(c) Annualized.

(d) Net investment income is based on average shares outstanding during the period.

(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS ENDED      YEAR ENDED          PERIOD ENDED
                                                 APRIL 30, 2001    OCTOBER 31, 2000   OCTOBER 31, 1999 (a)
                                                ----------------   ----------------   --------------------
                                                  (UNAUDITED)
CLASS Y SHARES
NET ASSETS VALUE BEGINNING OF YEAR............       $11.43             $ 9.90               $10.00
                                                     ------             ------               ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income.......................         0.32               0.67                 0.64(d)
  Net realized/unrealized gain/(loss) from
     investments transactions.................         0.94               1.77                (0.32)
                                                     ------             ------               ------
  Total from investment operations............         1.26               2.44                 0.32
                                                     ------             ------               ------
LESS DISTRIBUTIONS:
  Net investment income.......................        (0.32)             (0.88)               (0.42)
  Distributions in excess of net investment
     income...................................        (0.08)                --                   --
  Net realized gains from investment
     transactions.............................           --              (0.01)                  --
  Tax return of capital.......................           --              (0.02)                  --
                                                     ------             ------               ------
  Total distributions.........................        (0.40)             (0.91)               (0.42)
                                                     ------             ------               ------
NET ASSET VALUE END OF YEAR...................       $12.29             $11.43               $ 9.90
                                                     ======             ======               ======
TOTAL RETURN..................................        11.18%(b)          25.72%                3.14%(b)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...........       $8,060             $7,255               $3,842
  Ratio of expenses to average net assets.....         1.70%(c)           1.49%                1.50%(c)
  Ratio of net investment income to average
     net assets...............................         5.38%(c)           6.10%                7.76%(c)
  Ratio of expenses to average net assets*....         2.88%(c)           3.10%                4.18%(c)
  Ratio of interest expense to average net
     assets...................................         0.23%(c)           0.12%                 N/A
  Portfolio Turnover (e)......................          109%               137%                 159%

---------------

 * During the period, certain fees were voluntarily waived or reimbursed. If such voluntary fee waiver or reimbursement had not occurred, the ratios would have been as indicated.

(a) For the period from February 18, 1999 (commencement of class operations) to October 31, 1999.

(b) Not annualized.

(c) Annualized.

(d) Net investment income is based on average shares outstanding during the period.

(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.
                                       -20-